UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2016

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Isle of Capri Casinos, Inc. (“Isle” or “registrant”) is recasting certain financial information included in its Annual Report on Form 10-K, which was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on June 21, 2016. The relevant financial information in the Form 10-K is being recast to reflect the results of our Lake Charles, Louisiana and Marquette, Iowa properties as discontinued operations as a result of entering into separate agreements to sell those properties.  In addition, Isle adopted Financial Accounting Standards Board (“FASB”) Update No. 2015-03, “Interest-Imputation of Interest” in the first quarter of fiscal 2017, which requires debt issuance costs to be presented as a direct deduction from the carrying amount of the related debt liability. The adoption of FASB Update No. 2015-03 is reflected in all periods presented of the recast consolidated balance sheets.

The registrant has revised the following portions of the Form 10-K to reflect the presentation of our properties in Lake Charles, Louisiana and Marquette, Iowa as discontinued operations and as assets held for sale and the adoption of FASB Update No. 2015-03:

•                  Item 6. Selected Financial Data

•                  Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)

•                  Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•                  Item 8. Financial Statements and Supplementary Data

The revised portions of the Form 10-K described above are attached as Exhibit 99.1 hereto and incorporated herein by reference.

All other information in the Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the Form 10-K in any way, nor does it reflect any subsequent information or events, other than as required to reflect the results of our Lake Charles, Louisiana and Marquette, Iowa properties as discontinued operations and the adoption of FASB Update No. 2015-03, as described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A for any information, uncertainties, risk, events or trends occurring, or known to management. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K, and the registrant’s filings with the SEC subsequent to the filing of the Form 10-K, including its Quarterly Reports on Form 10-Q for the quarters ended July 24, 2016 and October 23, 2016, as filed with the SEC on September 2, 2016 and December 1, 2016, respectively. References to the exhibits attached hereto to the Form 10-K or parts thereof refer to the Form 10-K, except to the extent portions of such Form 10-K have been recast in Exhibit 99.1 to this Current Report on Form 8-K, in which case they refer to the applicable recast portion in Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 to this Current Report on Form 8-K is not an amendment to, or a restatement of, the Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young, LLP

99.1

Updates to the following portions of this Isle of Capri Casinos, Inc. Annual Report on Form 10-K for the fiscal year ended April 24, 2016: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and Item 8. Financial Statements and Supplementary Data. All portions are updated to recast the operations of our Lake Charles, Louisiana and Marquette, Iowa properties as discontinued and as assets held for sale and the adoption of FASB Update No. 2015-03.

101

The following financial statements and notes from the Isle of Capri Casinos, Inc. Current Report on Form 8-K recast for the year ended April 24, 2016, filed on December 21, 2016, formatted in XBRL: (i) Consolidated Balance Sheets; (ii) Consolidated Statements of Operations; (iii) Consolidated Statement of Comprehensive Income (Loss); (iv) Consolidated Statements of Stockholders’ Equity; (v) Consolidated Statements of Cash Flows; and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: December 21, 2016	By:	/s/ Michael A. Hart
	Name:	Michael A. Hart
	Title:	Sr. Vice President, Accounting and Treasurer